UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811 - 3081

Dreyfus Appreciation Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	06/30 /14

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus
Appreciation Fund, Inc.

SEMIANNUAL REPORT June 30, 2014

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
15	Financial Highlights
17	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus Appreciation Fund, Inc.

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Appreciation Fund, Inc., covering the six-month period from January 1, 2014, through June 30, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

U.S. equities defied many analysts’ expectations over the first half of 2014 when some broad measures of stock market performance continued to achieve new record highs in the wake of very robust performance in 2013. Strong corporate earnings and rising business and consumer confidence more than offset concerns regarding geopolitical tensions in overseas markets and a weather-related domestic economic contraction during the first quarter of the year.

We believe we already have seen signs that the economy’s winter contraction will likely prove temporary, including stronger labor markets, greater manufacturing activity, rebounding housing starts, and rising household wealth. While these developments portend well for corporate earnings over the remainder of the year, our portfolio managers are aware that some stocks and industry groups have reached richer valuations, which suggests that selectivity and a long-term perspective could become more important determinants of potential investment success.As always, we encourage you to talk with your financial advisor about our observations and their implications for your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
July 15, 2014

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2014, through June 30, 2014, as provided by Fayez Sarofim, Portfolio Manager of Fayez Sarofim & Co., Sub-Investment Adviser

Fund and Market Performance Overview

For the six-month period ended June 30, 2014, Dreyfus Appreciation Fund’s Investor shares produced a total return of 7.14%, and its Class Y shares produced a total return of 7.30%.1 In comparison, the fund’s benchmark, the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500 Index”), produced a total return of 7.12% for the same period.2

Despite an economic contraction during the first quarter of 2014, improved U.S. economic conditions generally helped support stock market gains over the first six months of the year. The fund’s returns were slightly higher than its benchmark, as strength in the consumer discretionary and health care sectors was balanced by shortfalls in the consumer staples sector and a lack of positions among utilities.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.To pursue these goals, the fund normally invests at least 80% of its assets in common stocks.The fund focuses on blue-chip companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies.These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth.

In choosing stocks, the fund first identifies economic sectors it believes will expand over the next three to five years or longer. Using fundamental analysis, the fund then seeks companies within these sectors that have proven track records and dominant positions in their industries. The fund employs a “buy-and-hold” investment strategy, which generally has resulted in an annual portfolio turnover of below 15%. A low portfolio turnover rate helps reduce the fund’s trading costs and minimizes tax liability by limiting the distribution of capital gains.3

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Recovering Economy Fueled Market’s Gains

The S&P 500 Index recovered over the first half of 2014 after a steep sell-off in January in the face of severe winter weather, surprisingly weak economic data, the tapering of the Federal Reserve Board’s quantitative easing program, and concerns regarding economic and political instability in the emerging markets. However, U.S. stocks subsequently rebounded, climbing to a series of new highs through the end of June as investors responded positively to better domestic economic data in the spring, including robust jobs statistics and higher levels of manufacturing activity.

The steady advance of the S&P 500 Index, however, masked shifts in investors’ attitude toward risk during the reporting period. Market sentiment during the renewed rally shifted away from the smaller, more speculative companies that had led the 2013 rally. Instead, investors began to favor well-established, large-cap stocks with generous dividend yields.

Consumer Staples Stocks Weighed on Relative Results

Our emphasis on large, high-quality, globally dominant companies positioned the fund well for the first-half rally.The fund’s security selection strategy in the consumer discretionary sector added significant value, as did an emphasis on stocks such as The Walt Disney Company and Time Warner Cable. Avoidance of specialty and apparel retailers also bolstered relative results in the consumer discretionary sector.The fund’s already limited exposure to the industrials sector was reduced further during the reporting period, and both an underweighted allocation and strong stock selections contributed to above-average results. In the health care sector, the fund’s focus on pharmaceutical developers, one of the sector’s better performing segments, also proved constructive. Individual stocks making the greatest absolute contributions to returns included Apple, Novo Nordisk, Johnson & Johnson, ConocoPhillips, Walgreen, Altria Group, and Canadian Pacific Railway.

On a more negative note, the fund’s relative performance was constrained by a substantially overweighted allocation to and disappointing stock selections within the lagging consumer staples sector. Lack of exposure to the utilities sector also impeded the fund’s relative results.While an overweighted position in the relatively strong energy sector contributed positively to absolute performance, the fund’s focus on major integrated oil companies undermined results. Individual positions that detracted from performance during the reporting period included Whole Foods Market, Target, Philip Morris International, Wal-Mart Stores, Freeport-McMoRan Copper & Gold, and Procter & Gamble.

Positioned for a Quality-Led Rally

Recent economic data suggest that the U.S. recovery is back on track.The combination of low interest rates, low inflation, slow but persistent growth, and lack of attractive investment alternatives has provided a favorable environment for stocks and, potentially, support for additional equity gains. This backdrop, however, may be increasingly vulnerable to shifts in interest rate and inflation expectations or further flare-ups in geopolitical conflicts.At this stage in the cycle, when economic uncertainty persists and stocks are more richly valued, we expect investors to favor the kinds of companies in which the fund invests: those with current earnings visibility, ample financial resources, and proven records of increasing shareholder value.

July 15, 2014

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.
The Standard & Poor’s 500® Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in an index.
3 Achieving tax efficiency is not a part of the fund’s investment objective, and there can be no guarantee that the fund will achieve any particular level of taxable distributions in future years. In periods when the manager has to sell significant amounts of securities (e.g., during periods of significant net redemptions or changes in index components), funds can be expected to be less tax efficient than during periods of more stable market conditions and asset flows.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Appreciation Fund, Inc. from January 1, 2014 to June 30, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2014

	Investor Shares	Class Y
Expenses paid per $1,000†	$ 4.83	$ 3.91
Ending value (after expenses)	$ 1,071.40	$ 1,073.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2014

	Investor Shares	Class Y
Expenses paid per $1,000†	$ 4.71	$ 3.81
Ending value (after expenses)	$ 1,020.13	$ 1,021.03

† Expenses are equal to the fund’s annualized expense ratio of .94% for Investor shares and .76% for ClassY, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
June 30, 2014 (Unaudited)

Common Stocks—99.7%	Shares		Value ($)
Banks—1.1%
Wells Fargo & Co.	1,246,200		65,500,272
Capital Goods—3.5%
Berkshire Hathaway, Cl. A	302	[a]	57,349,951
Caterpillar	544,400		59,159,948
United Technologies	809,150		93,416,367
			209,926,266
Consumer Durables & Apparel—1.1%
Christian Dior	314,050		62,483,178
Consumer Services—2.7%
McDonald’s	1,605,400		161,727,996
Diversified Financials—6.2%
American Express	482,950		45,817,466
BlackRock	302,650		96,726,940
Franklin Resources	1,553,750		89,868,900
JPMorgan Chase & Co.	2,357,850		135,859,317
			368,272,623
Energy—18.8%
Canadian Natural Resources	672,200		30,860,702
Chevron	1,843,900		240,721,145
ConocoPhillips	1,397,700		119,824,821
EOG Resources	191,200		22,343,632
Exxon Mobil	2,933,498	[b]	295,344,579
Imperial Oil	1,293,850	[b]	68,095,326
Occidental Petroleum	1,616,900		165,942,447
Phillips 66	774,300		62,276,949
Total, ADR	1,526,900	[b]	110,242,180
			1,115,651,781
Food & Staples Retailing—2.4%
Walgreen	1,746,450		129,464,338
Whole Foods Market	303,650		11,730,000
			141,194,338
Food, Beverage & Tobacco—19.7%
Altria Group	3,311,650		138,890,601
Coca-Cola	6,425,500		272,184,180
Diageo, ADR	481,300	[b]	61,255,051

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Food, Beverage & Tobacco (continued)
Kraft Foods Group	459,356		27,538,392
Mondelez International, Cl. A	1,734,968		65,252,146
Nestle, ADR	2,263,350		175,794,395
PepsiCo	967,700		86,454,318
Philip Morris International	3,301,750		278,370,542
SABMiller	1,110,700		64,400,527
			1,170,140,152
Health Care Equipment & Services—1.4%
Abbott Laboratories	1,965,200		80,376,680
Household & Personal Products—4.3%
Estee Lauder, Cl. A	1,281,750		95,182,755
Procter & Gamble	1,996,600		156,912,794
			252,095,549
Insurance—.6%
ACE	368,000		38,161,600
Materials—3.1%
Air Products & Chemicals	378,250		48,650,515
Freeport-McMoRan Copper & Gold	1,570,250		57,314,125
Praxair	600,350		79,750,494
			185,715,134
Media—6.0%
Comcast, Cl. A	1,246,200		66,896,016
McGraw-Hill Financial	630,050		52,313,051
News Corp., Cl. A	532,077	[a]	9,545,461
News Corp., Cl. B	23,475	[a]	409,639
Time Warner Cable	308,950		45,508,335
Twenty-First Century Fox, Cl. A	2,121,658		74,576,279
Twenty-First Century Fox, Cl. B	159,650		5,464,819
Walt Disney	1,150,950		98,682,453
			353,396,053
Pharmaceuticals, Biotech &
Life Sciences—10.6%
AbbVie	1,915,250		108,096,710
Gilead Sciences	200,000	[a]	16,582,000

Common Stocks (continued)	Shares		Value ($)
Pharmaceuticals, Biotech &
Life Sciences (continued)
Johnson & Johnson	2,117,100		221,491,002
Novartis, ADR	386,000		34,944,580
Novo Nordisk, ADR	2,656,500		122,703,735
Roche Holding, ADR	3,400,100		126,823,730
			630,641,757
Retailing—1.8%
Wal-Mart Stores	1,390,150		104,358,560
Semiconductors & Semiconductor
Equipment—3.4%
Intel	2,399,650		74,149,185
Texas Instruments	2,131,400		101,859,606
Xilinx	479,000		22,661,490
			198,670,281
Software & Services—4.7%
Automatic Data Processing	951,300		75,419,064
International Business Machines	738,150		133,804,451
Oracle	1,774,050		71,902,247
			281,125,762
Technology Hardware &
Equipment—6.9%
Apple	3,672,900		341,322,597
QUALCOMM	838,400		66,401,280
			407,723,877
Transportation—1.4%
Canadian Pacific Railway	455,400	[b]	82,491,156
Total Common Stocks
(cost $3,071,654,007)			5,909,653,015

Other Investment—.0%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $94,973)	94,973	[c]	94,973

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral
for Securities Loaned—1.5%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $88,547,661)	88,547,661 [c]	88,547,661
Total Investments (cost $3,160,296,641)	101.2%	5,998,295,649
Liabilities, Less Cash and Receivables	(1.2%)	(68,896,436)
Net Assets	100.0%	5,929,399,213

ADR—American Depository Receipts

a Non-income producing security.
b Security, or portion thereof, on loan.At June 30, 2014, the value of the fund’s securities on loan was $149,754,903 and the value of the collateral held by the fund was $153,241,669, consisting of cash collateral of $88,547,661 and
U.S. Government and Agency securities valued at $64,694,008.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Food, Beverage & Tobacco	19.7	Materials	3.1
Energy	18.8	Consumer Services	2.7
Pharmaceuticals,		Food & Staples Retailing	2.4
Biotech & Life Sciences	10.6	Retailing	1.8
Technology Hardware & Equipment	6.9	Money Market Investments	1.5
Diversified Financials	6.2	Transportation	1.4
Media	6.0	Health Care Equipment & Services	1.4
Software & Services	4.7	Banks	1.1
Household & Personal Products	4.3	Consumer Durables & Apparel	1.1
Capital Goods	3.5	Insurance	.6
Semiconductors &
Semiconductor Equipment	3.4		101.2

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2014 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $149,754,903)—Note 1(b):
Unaffiliated issuers	3,071,654,007	5,909,653,015
Affiliated issuers	88,642,634	88,642,634
Cash		555,008
Receivable for investment securities sold		21,241,166
Dividends and securities lending income receivable		12,151,798
Receivable for shares of Common Stock subscribed		1,749,072
Prepaid expenses		93,897
		6,034,086,590
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		3,029,861
Due to Fayez Sarofim & Co.		1,065,673
Liability for securities on loan—Note 1(b)		88,547,661
Payable for shares of Common Stock redeemed		9,959,172
Bank loan payable—Note 2		1,000,000
Interest payable—Note 2		3,677
Accrued expenses		1,081,333
		104,687,377
Net Assets ($)		5,929,399,213
Composition of Net Assets ($):
Paid-in capital		3,017,900,846
Accumulated undistributed investment income—net		852,613
Accumulated net realized gain (loss) on investments		72,646,746
Accumulated net unrealized appreciation
(depreciation) on investments		2,837,999,008
Net Assets ($)		5,929,399,213

Net Asset Value Per Share
	Investor Shares	Class Y
Net Assets ($)	5,906,038,985	23,360,228
Shares Outstanding	106,092,247	419,787
Net Asset Value Per Share ($)	55.67	55.65

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2014 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $3,916,617 foreign taxes withheld at source):
Unaffiliated issuers	79,245,738
Affiliated issuers	1,333
Income from securities lending—Note 1(b)	186,679
Total Income	79,433,750
Expenses:
Investment advisory fee—Note 3(a)	9,580,154
Sub-investment advisory fee—Note 3(a)	6,266,717
Shareholder servicing costs—Note 3(b)	10,235,310
Prospectus and shareholders’ reports	243,659
Directors’ fees and expenses—Note 3(c)	155,621
Custodian fees—Note 3(b)	107,580
Professional fees	104,617
Registration fees	66,819
Loan commitment fees—Note 2	9,211
Interest expense—Note 2	9,158
Miscellaneous	192,155
Total Expenses	26,971,001
Less—reduction in fees due to earnings credits—Note 3(b)	(1,249)
Net Expenses	26,969,752
Investment Income—Net	52,463,998
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	92,035,714
Net unrealized appreciation (depreciation) on investments	256,373,745
Net Realized and Unrealized Gain (Loss) on Investments	348,409,459
Net Increase in Net Assets Resulting from Operations	400,873,457

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2014	Year Ended
	(Unaudited)	December 31, 2013[a]
Operations ($):
Investment income—net	52,463,998	101,649,133
Net realized gain (loss) on investments	92,035,714	(10,691,891)
Net unrealized appreciation
(depreciation) on investments	256,373,745	1,028,442,467
Net Increase (Decrease) in Net Assets
Resulting from Operations	400,873,457	1,119,399,709
Dividends to Shareholders from ($):
Investment income—net:
Investor Shares	(52,699,699)	(101,436,693)
Class Y	(114,941)	(10)
Total Dividends	(52,814,640)	(101,436,703)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	411,689,668	1,235,382,979
Class Y	23,288,350	1,000
Dividends reinvested:
Investor Shares	41,810,357	78,433,533
Class Y	114,929	—
Cost of shares redeemed:
Investor Shares	(847,582,882)	(1,840,706,950)
Class Y	(373,799)	—
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(371,053,377)	(526,889,438)
Total Increase (Decrease) in Net Assets	(22,994,560)	491,073,568
Net Assets ($):
Beginning of Period	5,952,393,773	5,461,320,205
End of Period	5,929,399,213	5,952,393,773
Undistributed investment income—net	852,613	1,203,255

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	June 30, 2014	Year Ended
	(Unaudited)	December 31, 2013[a]
Capital Share Transactions:
Investor Shares
Shares sold	7,835,051	25,848,065
Shares issued for dividends reinvested	775,035	1,626,881
Shares redeemed	(16,042,655)	(38,258,491)
Net Increase (Decrease) in Shares Outstanding	(7,432,569)	(10,783,545)
Class Y
Shares sold	424,398	21.32
Shares issued for dividends reinvested	2,065	—
Shares redeemed	(6,697)	—
Net Increase (Decrease) in Shares Outstanding	419,766	21.32

a Effective July 1, 2013, the fund commenced offering ClassY shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2014				Year Ended December 31,
Investor Shares	(Unaudited)		2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value,
beginning of period	52.43		43.93	40.53	38.20	33.52	28.23
Investment Operations:
Investment income—net[a]	.48		.84	.74	.65	.57	.56
Net realized and
unrealized gain (loss)
on investments	3.25		8.50	3.38	2.26	4.54	5.37
Total from
Investment Operations	3.73		9.34	4.12	2.91	5.11	5.93
Distributions:
Dividends from
investment income—net	(.49)		(.84)	(.72)	(.58)	(.43)	(.64)
Net asset value,
end of period	55.67		52.43	43.93	40.53	38.20	33.52
Total Return (%)	7.14	[b]	21.44	10.18	7.62	15.26	21.01
Ratios/Supplemental
Data (%):
Ratio of total expenses
to average net assets	.94	[c]	.94	.97	.97	.99	1.09
Ratio of net expenses
to average net assets	.94	[c]	.94	.97	.97	.99	1.07
Ratio of net investment
income to average
net assets	1.82	[c]	1.74	1.71	1.63	1.66	1.95
Portfolio Turnover Rate	.27	[b]	6.33	.50	2.59	28.73	.92
Net Assets,
end of period
($ x 1,000)	5,906,039		5,952,393	5,461,320	4,183,534	3,227,795	2,323,522

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	June 30, 2014		Period Ended
Class Y	(Unaudited)		December 31, 2013[a]
Per Share Data ($):
Net asset value, beginning of period	52.43		46.90
Investment Operations:
Investment income—net[b]	.55		.47
Net realized and unrealized
gain (loss) on investments	3.25		5.55
Total from Investment Operations	3.80		6.02
Distributions:
Dividends from investment income—net	(.58)		(.49)
Net asset value, end of period	55.65		52.43
Total Return (%)[c]	7.30		12.86
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.76		.65
Ratio of net expenses to average net assets[d]	.76		.65
Ratio of net investment income
to average net assets[d]	1.76		1.90
Portfolio Turnover Rate	.27	[c]	6.33
Net Assets, end of period ($ x 1,000)	23,360		1

a From the close of business on July 1, 2013 (commencement of initial offering) to December 31, 2013.
b Based on average shares outstanding at each month end.
c Not annualized.
d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Appreciation Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective is to seek long-term capital appreciation consistent with the preservation of capital.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim & Co.”) serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold to the public without a sales charge.The fund is authorized to issue 400 million shares of $.001 par value Common Stock. The fund currently offers two classes of shares: Investor (300 million shares authorized) and Class Y (100 million shares authorized). Investor shares are sold primarily to retail investors through financial intermediaries and bear Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

fund’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2014 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common
Stocks†	4,969,558,455	—	—	4,969,558,455
Equity Securities—
Foreign
Common Stocks†	940,094,560	—	—	940,094,560
Mutual Funds	88,642,634	—	—	88,642,634

† See Statement of Investments for additional detailed categorizations.

At June 30, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner,The Bank of NewYork Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended June 30, 2014, The Bank of NewYork Mellon earned $55,893 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended June 30, 2014 were as follows:

Affiliated
Investment	Value			Value	Net
Company	12/31/2013 ($)	Purchases ($)	Sales ($)	6/30/2014($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	7,481,617	110,644,702	118,031,346	94,973.0
Dreyfus
Institutional
Cash
Advantage
Fund	18,771,038	639,902,603	570,125,980	88,547,661	1.5
Total	26,252,655	750,547,305	688,157,326	88,642,634	1.5

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2014, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2014, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The fund has an unused capital loss carryover of $18,801,278 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2013. If not applied, $4,637,980 of the carryover expires in fiscal year 2017. The fund has $14,163,298 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2013 was as follows: ordinary income $101,436,703. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $265 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended June 30, 2014 was approximately $1,693,400 with a related weighted average annualized interest rate of 1.09%.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Fees payable by the fund pursuant to an investment advisory agreement with Dreyfus and a sub-investment advisory agreement with Sarofim & Co. are payable monthly, at the annual rates of .3325% and .2175%, respectively, of the value of the fund’s average daily net assets.

(b) Under the Shareholder Services Plan, Investor shares pay the Distributor at an annual rate of .25% of the value of its average daily

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 2014, the fund was charged $7,198,471 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2014, the fund was charged $232,075 for transfer agency services and $14,801 for cash management services.These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $1,249.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2014, the fund was charged $107,580 pursuant to the custody agreement.

During the period ended June 30, 2014, the fund was charged $4,593 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $1,629,132, Shareholder Services Plan fees $1,220,261, custodian fees $72,013, Chief Compliance Officer fees $2,209 and transfer agency fees $106,246.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2014, amounted to $15,918,733 and $402,763,667, respectively.

At June 30, 2014, accumulated net unrealized appreciation on investments was $2,837,999,008, consisting of $2,850,656,348 gross unrealized appreciation and $12,657,340 gross unrealized depreciation.

At June 30, 2014, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund 25

For More Information

Telephone 1-800-DREYFUS
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Appreciation Fund, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    August 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    August 21, 2014

By:       /s/ James Windels

            James Windels,

            Treasurer

Date:    August 21, 2014

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)